SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant	☑
Filed by a Party other than the Registrant		☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

DoubleLine Opportunistic Credit Fund
DoubleLine Income Solutions Fund
DoubleLine Yield Opportunities Fund

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 22, 2024

DOUBLELINE OPPORTUNISTIC CREDIT FUND (DBL)
DOUBLELINE INCOME SOLUTIONS FUND (DSL)
DOUBLELINE YIELD OPPORTUNITIES FUND (DLY)

c/o DoubleLine
2002 North Tampa Street, Suite 200
Tampa, Florida 33602

To the Shareholders of DoubleLine Opportunistic Credit Fund (“DBL”), DoubleLine Income Solutions Fund (“DSL”), and DoubleLine Yield Opportunities Fund (“DLY”) (each, a “Fund” and, collectively, the “Funds”):

Notice is hereby given that a Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) is scheduled to be held at JW Marriott Tampa, Westshore Conference Room, 510 Water Street, Tampa, Florida 33602, on February 22, 2024, at 10:00 a.m. Eastern time. The Meeting will be held for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.To elect two Trustees of each Fund to hold office for the terms indicated and until their successors shall have been elected and qualified; and

2.To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees of each Fund has fixed the close of business on December 22, 2023 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Shareholders of record on the Record Date may participate in and vote at the Meeting. The Funds are sensitive to the health and travel concerns of the Funds’ shareholders and the evolving recommendations from public health officials. Due to COVID-19, the date, time, location or means of conducting the Meeting may change. In the event of such a change, the Funds will issue a press release announcing the change and file the announcement on the Securities and Exchange Commission’s EDGAR system, among other steps, but may not deliver additional soliciting materials to shareholders or otherwise amend the Funds’ proxy materials. The Funds may consider imposing additional procedures or limitations on Meeting attendees or conducting the Meeting as a “virtual” shareholder meeting through the internet or other electronic means in lieu of an in-person meeting, subject to any restrictions imposed by applicable law. If the Meeting will be held virtually in whole or in part, a Fund will notify its shareholders of such plans in a timely manner and disclose clear directions as to the logistical details of the “virtual” meeting, including how shareholders can remotely access, participate in and vote at such meeting. The Funds plan to announce these changes, if any, at https://doubleline.com/closed-end-funds/, and encourage you to check this website prior to the Meeting if you plan to attend.

The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Boards of Trustees of the Funds

/s/ Cris Santa Ana

Cris Santa Ana
Secretary

Tampa, Florida
January 19, 2024

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

DOUBLELINE OPPORTUNISTIC CREDIT FUND (DBL)
DOUBLELINE INCOME SOLUTIONS FUND (DSL)
DOUBLELINE YIELD OPPORTUNITIES FUND (DLY)

c/o DoubleLine
2002 North Tampa Street, Suite 200
Tampa, Florida 33602

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 22, 2024

This Proxy Statement is available at www.proxyvote.com. Each Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2023 is available at https://doubleline.com/closed-end-funds/.

PROXY STATEMENT

January 19, 2024

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 22, 2024

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Boards of Trustees (each, a “Board”) of DoubleLine Opportunistic Credit Fund (“DBL”), DoubleLine Income Solutions Fund (“DSL”), and DoubleLine Yield Opportunities Fund (“DLY”) (each, a “Fund,” and, collectively, the “Funds”) to be voted by the respective shareholders at the Joint Annual Meeting of Shareholders of the Funds, including any adjournment(s) or postponement(s) thereof (the “Meeting”). The Meeting is scheduled to be held at JW Marriott Tampa, Westshore Conference Room, 510 Water Street, Tampa, Florida 33602, on February 22, 2024, at 10:00 a.m. Eastern time. Each Board functions independently and has chosen to hold a joint meeting for efficiency.

The Notice of a Joint Annual Meeting of Shareholders (the “Notice”), this Proxy Statement and the enclosed proxy cards are first being sent or given to Shareholders on or about January 19, 2024.

Shareholders Entitled to Vote

Holders of common shares (“Common Shares”) of each Fund (the “Shareholders”) will vote on whether to re-elect such Fund’s nominees for Trustee of the Fund (collectively, the “Proposals”) and on any other matters that may properly come before the Meeting.  The class of Common Shares is the only class of shares of each Fund currently outstanding.  The outcome of voting by the Shareholders of one Fund does not affect the outcome for the other Funds.

The Board of each Fund has fixed the close of business on December 22, 2023 as the record date (the “Record Date”) for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting. The Shareholders of each Fund on the Record Date will be entitled to one vote per Common Share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights in the election of Trustees. The following table sets forth the number of Common Shares issued and outstanding of each Fund at the close of business on the Record Date:

Outstanding Common Shares
DBL	17,071,098
DSL	103,481,004
DLY	47,945,779

You may vote by mail by returning a properly executed proxy card, by Internet by going to the website listed on the proxy card, by telephone using the toll-free number listed on the proxy card, or in person by attending the Meeting. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you execute and mail the enclosed proxy and no choice is indicated for the election of the nominees listed in this Proxy Statement, your proxy will be voted in favor of the election of the nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation prior to the Meeting to the Secretary of the relevant Fund at 2002 North Tampa Street, Suite 200, Tampa, Florida 33602, (ii) by properly executing and timely submitting a later-dated proxy vote, or (iii) by attending the Meeting and voting in person. Please call (877) DLine11 (877-354-6311) for information on how to obtain directions to be able to attend the Meeting and vote in person. If any proposal, other than the Proposals set forth herein, properly comes before the Meeting, the persons named as proxies may vote for or against such proposals in their sole discretion.

The principal executive office of the Funds is located at 2002 North Tampa Street, Suite 200, Tampa, Florida 33602. DoubleLine Capital LP (“DoubleLine”) serves as the investment manager of each Fund. Additional information regarding DoubleLine may be found under “Additional Information—Investment Manager” below.

The solicitation will be primarily by mail, and the cost of soliciting proxies for each Fund will be borne by such Fund. Certain officers of the Funds and certain officers and employees of DoubleLine or its affiliates (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. In addition, Broadridge Financial Solutions, Inc. has been engaged to assist in the solicitation of proxies for a fee of approximately $124,903 although the actual costs of the solicitation may be higher. Each Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Fund’s Common Shares. Shared costs borne by the Funds are generally allocated between the Funds based on the number of shareholder accounts in respect of each Fund. Any out-of-pocket expenses incurred in connection with the solicitation will be borne by the Fund incurring such expenses. Costs borne directly by a Fund are borne indirectly by the Fund’s Shareholders.

Unless a Fund receives contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more Shareholders share that address.  Additional copies of this Proxy Statement will be delivered promptly upon request.  Requests may be sent to the Secretary of the Funds at 2002 North Tampa Street, Suite 200, Tampa, Florida 33602, or may be made by calling (877) DLine11 (877-354-6311) on any business day.

PROPOSALS: RE-ELECTION OF TRUSTEES

In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration”), the Trustees have been divided into the following three classes (each, a “Class”): Class I, Class II and Class III. Under this classified Board structure, generally only those Trustees in a single Class may be replaced in any one year. It would require two to three years to change a majority of a Fund’s Board, depending on the composition of the Classes up for election in the first two years. This structure, which may be regarded as an “anti-takeover” provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

DBL. With respect to DBL, the term of office of each Class III Trustee will expire at the Meeting after his successor is elected and qualified. Ronald R. Redell is currently a Class III Trustee of the Fund. Yury Friedman was appointed as a Trustee of DBL on December 19, 2023, and he has not yet been classified into a Class. The Fund’s

Nominating Committee recommended to the Board that Messrs. Friedman and Redell be nominated for re-election by the Shareholders at the Meeting and, if so re-elected, serve as Class III Trustees. The Board approved such nomination. If re-elected at the Meeting, Messrs. Friedman and Redell will serve a term expected to expire no earlier than the Fund’s annual meeting held in 2027. If either Mr. Friedman or Mr. Redell is not re-elected at the Meeting, he will continue to serve as a Trustee until his successor is elected and qualified, or until he dies, resigns or is removed from office.

DSL. With respect to DSL, the term of office of each Class II Trustee will expire at the Meeting after his successor is elected and qualified. Ronald R. Redell is currently a Class II Trustee of the Fund. Yury Friedman was appointed as a Trustee of DSL on December 19, 2023, and he has not yet been classified into a Class. The Fund’s Nominating Committee recommended to the Board that Messrs. Friedman and Redell be nominated for re-election by the Shareholders at the Meeting and, if so re-elected, serve as Class II Trustees. The Board approved such nomination. If re-elected at the Meeting, Messrs. Friedman and Redell will serve a term expected to expire no earlier than the Fund’s annual meeting held in 2027. If either Mr. Friedman or Mr. Redell is not re-elected at the Meeting, he will continue to serve as a Trustee until his successor is elected and qualified, or until he dies, resigns or is removed from office.

DLY. With respect to DLY, the term of office of each Class I Trustee will expire at the Meeting after his successor is elected and qualified. Ronald R. Redell is currently a Class I Trustee of the Fund. Yury Friedman was appointed as a Trustee of DLY on December 19, 2023, and he has not yet been classified into a Class. The Fund’s Nominating Committee recommended to the Board that Messrs. Friedman and Redell be nominated for re-election by the Shareholders at the Meeting and, if so re-elected, serve as Class I Trustees. The Board approved such nomination. If re-elected at the Meeting, Messrs. Friedman and Redell will serve a term expected to expire no earlier than the Fund’s annual meeting held in 2027. If either Mr. Friedman or Mr. Redell is not re-elected at the Meeting, he will continue to serve as a Trustee until his successor is elected and qualified, or until he dies, resigns or is removed from office.

All members of the Board are and will remain (in the case of Messrs. Friedman and Redell, if re-elected) “Continuing Trustees,” as such term is defined in the Declaration. Mr. Friedman has served as a Trustee of each Fund since December 2023, and Mr. Redell has served as a Trustee of each Fund since the commencement of each Fund’s operations.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy to vote each proxy for the re-election of Messrs. Friedman and Redell. Mr. Friedman and Mr. Redell have each indicated they will serve if elected, but if either individual should be unwilling or unable to serve, the proxy holders may vote each proxy in favor of electing such substitute nominee as the Board may designate.

Board Leadership Structure

The Board of each Fund consists of four Trustees, three of whom are not considered to be “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”). The Board is responsible for overseeing the management and operations of each Fund, including general supervision of the duties performed by DoubleLine and other service providers to the Fund. DoubleLine and each Fund’s administrator are responsible for the day-to-day management and administration of the Fund.

The Chairman of each Fund’s Board, Mr. Ronald R. Redell, also serves as President of the Funds and DoubleLine Funds Trust and as an executive of DoubleLine Group LP and, as such, he participates in the oversight of the Funds’ day-to-day business affairs. Mr. Redell is an “interested person” of the Funds.

Mr. John C. Salter serves as the lead Independent Trustee. A portion of each quarterly meeting of the Board is devoted to an executive session of the Independent Trustees at which no members of management or the Funds’ administrator are present. At those meetings, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full

Board of Trustees, including fund governance, fund management, and leadership issues, and are advised by independent legal counsel. Mr. Salter serves as Chair for those meetings.

The Board believes that each Trustee’s and nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Funds. The Board believes that the Trustees’ and nominees’ ability to review, critically evaluate, question, and discuss information provided to them, to interact effectively with DoubleLine, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of its duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members, as applicable, in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee or nominee other than Mr. Redell, his status as an Independent Trustee. In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee or nominee: Mr. Ciprari: significant experience serving in the investment banking industry, as a senior executive at an investment bank; Mr. Salter: significant experience and familiarity with securities markets and financial matters generally; Mr. Friedman: significant experience serving in the investment banking industry and as a senior executive at an investment bank, specializing in institutional fixed income products; and Mr. Redell: significant experience and service in the investment management industry and as a senior executive at an investment advisory firm. The Board also considered Mr. Friedman’s service as trustee of other funds in the Fund Complex (as defined herein) and Mr. Redell’s prior service as Trustees of the Funds and as trustee of other funds in the Fund Complex with respect to their nominations for re-election. References to the experience, qualifications, attributes, and skills of Trustees or the nominees are pursuant to requirements of the Securities and Exchange Commission (“SEC”), do not constitute holding out of the Board or any Trustee or nominee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board has determined that its leadership structure is appropriate given the business and nature of each Fund, including (i) Mr. Redell’s role as President of DoubleLine Group LP and as an executive of DoubleLine Capital LP; (ii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of each Fund; and (iii) the leadership role of the lead Independent Trustee. The Board expects to review its structure on an annual basis.

In its oversight role, the Board and/or its Committees receive and review reports from each Fund’s officers, including, but not limited to, the President, Chief Compliance Officer and Treasurer, DoubleLine portfolio management personnel and other senior personnel of DoubleLine, the Funds’ independent registered public accounting firm, and the Funds’ third-party service providers with respect to a variety of matters, including matters that relate to the operations of the Funds, including related risks. From time to time, the Board of each Fund may engage the services of independent consultants or advisors at the Fund’s expense. DBL, DSL, DLY and each series of both DoubleLine Funds Trust and DoubleLine ETF Trust (collectively, the “DoubleLine Funds”) have retained Mr. Raymond B. Woolson, a former independent trustee of the DoubleLine Funds with significant financial consulting, fund accounting, and fund administration experience and institutional knowledge, as a consultant to the independent trustees of the DoubleLine Funds on matters relating to the operation of the DoubleLine Funds and their respective boards of trustees and board committees. During his tenure as a trustee of the DoubleLine Funds, Mr. Woolson served as Lead Independent Trustee of the Boards, Chair of the Audit Committee of the Boards, and served as an Audit Committee Financial Expert.

The function of the Board with respect to risk management is one of periodic oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Funds. DoubleLine’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. Under the general oversight of the Board or the applicable Committee of the Board, the Funds, DoubleLine, and other service providers to the Funds employ a variety of processes, procedures, and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. The Board recognizes, however, that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. There is no assurance that the Board of Trustees’ operations or leadership structure will identify, prevent, or mitigate risks in actual practice.

The name, year of birth and principal occupations for the past five years of the Trustees of the Funds are listed below, along with the number of portfolios in the fund complex(1) overseen and the other directorships held by each Trustee. The business address for each Trustee is c/o DoubleLine, 2002 North Tampa Street, Suite 200, Tampa, Florida 33602.

Independent Trustees

Name and Year of Birth	Position with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During Past 5 Years
Joseph J. Ciprari 1964	Trustee	DBL: Class I (2025)/Since Inception DSL: Class III (2025)/Since Inception DLY: Class II (2025)/Since Inception	Executive Vice President, Pointivo, Inc., a software development firm. President, Remo Consultants, a real estate financial consulting firm. Formerly, Managing Director, UBS AG. Formerly, Managing Director, Ally Securities LLC.	26	None
Yury Friedman 1956	Trustee	DBL: Class III (2024)/Since December 2023 DSL: Class II (2024)/Since December 2023 DLY: Class I (2024)/Since December 2023[2]	Retired. Formerly, Managing Director, Institutional Fixed Income, Citibank.	26	None
John C. Salter 1957	Trustee	DBL: Class II (2026)/Since Inception DSL: Class I (2026)/Since Inception DLY: Class III (2026)/Since Inception	American Veterans Group, an investment bank and broker dealer specializing in financial services to American military veteran communities. Formerly, Partner, Stark Municipal Brokers. Formerly, Managing Director, Municipals, Tullet Prebon Financial Services LLC (d/b/a Chapdelaine). Formerly, Partner, Stark, Salter & Smith, a securities brokerage firm specializing in tax exempt bonds.	26	None

(1)	The term “Fund Complex” as used herein includes the Funds, each series of DoubleLine Funds Trust, and each series of DoubleLine ETF Trust, including two new series that have not yet commenced investment operations.
(2)	Mr. Friedman is not currently classified into any Class of the Boards; the Class designations shown are those Classes into which Mr. Friedman will be classified if re-elected, as proposed.

Interested Trustee

The following Trustee is an interested person of the Funds as defined in the 1940 Act because he is an officer of DoubleLine Group LP.

Name and Year of Birth	Position with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee During Past 5 Years
Ronald R. Redell 1970	Trustee, Chairman, President, and Chief Executive Officer	DBL: Class III (2024)/Since Inception DSL: Class II (2024)/Since Inception DLY: Class I (2024)/Since Inception	Trustee, Chairman, President and Chief Executive Officer, DLY (since November 2019); Trustee, Chairman, President, and Chief Executive Officer, DSL (since January 2013); President, DoubleLine Group LP (since January 2019) and Executive (from January 2013 to January 2019); Trustee, Chairman, President and Chief Executive Officer, DBL (since July 2011); Executive, DoubleLine Capital LP (since July 2010); President, DoubleLine Funds Trust (since January 2010)	9	Formerly, Interested Trustee, DoubleLine Funds Trust (January 2019 to September 2023)
(1)The common shareholders of each Fund are expected to vote to elect trustees of the relevant class at the annual shareholder meeting held in the year indicated for each Trustee.
(2)The term “Fund Complex” as used herein includes the Funds, each series of DoubleLine Funds Trust, and each series of DoubleLine ETF Trust, including two new series that have not yet commenced investment operations.

Equity Ownership in the Funds

The table below shows the ownership, as of December 31, 2023, of Common Shares of the Funds by each Trustee and nominee and the Funds’ principal executive officer and principal financial officer. The table includes, as applicable, securities in which each trustee holds an economic interest through their deferred compensation plan. As of December 31, 2023, the Trustees, the nominees and the officers of the Funds as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Common Shares.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of DBL	Amount and Nature of Beneficial Ownership of DSL	Amount and Nature of Beneficial Ownership of DLY
Joseph J. Ciprari	None	None	None
Yury Friedman	None	None	None
John C. Salter	Over $100,000	Over $100,000	Over $100,000
Ronald R. Redell*	None	None	None
Henry V. Chase*	None	None	None
All Trustees and Executive Officers as a Group	Over $100,000	Over $100,000	Over $100,000
* Mr. Redell is the principal executive officer and an “interested” Trustee (an “Interested Trustee”) of each Fund. Mr. Chase is the principal financial officer of each Fund.

The following table provides information regarding the aggregate amount of equity securities held by each Trustee in all registered investment companies in the Family of Investment Companies overseen by that Trustee as of December 31, 2023. The table includes, as applicable, securities in which each trustee holds an economic interest through their deferred compensation plan.

Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Joseph J. Ciprari	Over $100,000
Yury Friedman	None
John C. Salter	Over $100,000
Ronald R. Redell	Over $100,000

Beneficial Ownership. To the knowledge of the Funds, based on filings made on or before December 31, 2023 (unless otherwise indicated), the persons listed in the table below beneficially owned more than 5% of the outstanding shares of the class of the Funds indicated as of December 31, 2023 (unless otherwise indicated). The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest and no current ability to direct the voting or disposition of the security.

Fund	Name and Address of Beneficial Owner(s)	Amount of Common Shares	Percent of Class
DBL	Sit Investment Associates, Inc.(1) 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,515,766	14.7%
(1) According to its Schedule 13G/A filed on February 7, 2023, Sit Investment Associates, Inc. and its affiliates (client accounts) beneficially owned and had sole voting power and sole dispositive power over 2,515,766 shares of DBL as of December 31, 2022.

To the knowledge of the Funds, as of December 31, 2023, the Independent Trustees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

Compensation of Independent Trustees

The following table illustrates the compensation paid to each current Trustee by the Funds and the Fund Complex for the fiscal year ended September 30, 2023.

Name of Trustee	Aggregate Compensation from DBL(1)	Aggregate Compensation from DSL(1)	Aggregate Compensation from DLY(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Fund Complex Paid to the Trustees(1)(2)
Joseph J. Ciprari	$30,000	$48,000	$35,000	N/A	N/A	$395,000
Yury Friedman(3)	$—	$—	$—	N/A	N/A	$66,750
John C. Salter	$30,000	$48,000	$35,000	N/A	N/A	$395,000
(1)    Includes amounts deferred as part of the Trustees’ deferred compensation plan.
(2)    The term “Fund Complex” for purposes of this table only includes the Funds and each series of DoubleLine Funds Trust.
(3)    Mr. Friedman became a Trustee of each Fund, effective as of December 19, 2023.

As of the date of this proxy, the Funds have not adopted a retirement policy for Trustees.

The following table illustrates the annual compensation paid to each Trustee who is not an employee of DoubleLine or its affiliates for his services as Trustee of the Funds, DoubleLine Funds Trust, and DoubleLine ETF Trust and, if applicable, the compensation paid to a Trustee for his service as the Audit Committee Chair and/or the lead Independent Trustee (such compensation being in addition to the fees received for serving on the Board) of the Board of the Funds, DoubleLine Funds Trust, and DoubleLine ETF Trust, effective as of November 14, 2023. Mr. Redell does not receive any compensation from the Funds for serving as an Interested Trustee or officer of the Funds. Compensation is paid on a quarterly basis.

Position	Annual Compensation from the Funds, the series of DoubleLine Funds Trust, and the series of DoubleLine ETF Trust
Trustee	$400,000
Audit Committee Chair	$21,600
Lead Independent Trustee	$25,000

Of the amounts shown for Trustee compensation, $30,000, $48,000, and $35,000 will be borne by DBL, DSL, and DLY, respectively, per Trustee in 2024. Each Fund will also reimburse the Trustees for travel and other out-of-pocket expenses incurred in connection with attending meetings of the Trustees.

The Funds and DoubleLine Funds Trust have adopted a deferred compensation plan that allows the Independent Trustees to defer payment of compensation earned to a future period. Any compensation deferred under the plan will earn an investment return based on the return of shares of one or more Funds designated by the Trustee in advance. Trustees and officers who are employed by DoubleLine or an affiliated company thereof do not receive any compensation or expense reimbursement from the Funds.

Board Committees and Meetings

Audit Committee

The Board of each Fund has established an Audit Committee (the “Audit Committee”) in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Salter serves as the Chairman of the Audit Committee. The Audit Committee’s other members are Messrs. Ciprari and Friedman. The Audit Committee makes recommendations to the Board concerning the selection of the independent auditors and reviews with the auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Funds with the accounting and financial reporting requirements of the 1940 Act.

Each member of the Audit Committee is “independent,” as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange (the “NYSE”), on which the Common Shares of the Funds are listed (the “NYSE Listing Standards”). The Board has determined that each member of its Audit Committee is financially literate and that at least one of its members has prior accounting or related financial management experience.

The Board has adopted a written charter for its Audit Committee. A copy of the written charter for the Funds is attached to this Proxy Statement as Exhibit A. A report of the Audit Committee made by the then current Audit Committee members of DBL, DSL, and DLY, dated November 14, 2023, is attached to this Proxy Statement as Exhibit B.

Nominating Committee

    The Board has established a Nominating Committee composed solely of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund, consisting of Messrs. Ciprari, Friedman and Salter. The Nominating Committee meets to select nominees for election as Trustees of each respective Fund and consider other matters of Board policy. The Board has adopted a written charter for the Nominating Committee, a copy of which is attached to this Proxy Statement as Exhibit C.

Qualifications, Evaluation and Identification of Trustee/Nominees

Each Fund has adopted Trustee qualification requirements, which can be found in each Fund’s Bylaws and are applicable to all individuals who may be nominated, elected, appointed or qualified to serve as Trustees. The qualification requirements, which may be waived by a majority of the “Continuing Trustees” (as such term is defined in the Declaration), include: (i) limits on service on other boards; (ii) restrictions on relationships with investment advisers other than DoubleLine; and (iii) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Trustee is subject to additional qualifications, including that such individual may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. The Nominating Committee members may also consider other factors they deem relevant in connection with their evaluation of potential nominees, including such nominee’s professional experience, education, skill, collegiality and other individual qualities and attributes that contribute to Board diversity. Please refer to each Fund’s Bylaws for more details. Copies of the Funds’ Bylaws are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its Bylaws to a shareholder upon request. Such requests should be directed to the appropriate Fund, c/o the Fund’s Secretary, at the address of the principal executive offices of the Fund.

Consideration of Candidates Recommended by Shareholders

The Nominating Committee will review and consider nominees recommended by Shareholders to serve as Trustees, provided that the recommending Shareholder follows the procedures set forth in each Fund’s Bylaws and the “Procedures for Shareholders to Submit Nominee Candidates,” which are set forth as Appendix B to the Funds’ Nominating Committee Charter (the “Procedures”), a copy of which is attached to this Proxy Statement as Exhibit C. Among other requirements, these procedures provide that the recommending Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the relevant Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund. The procedures described herein with respect to the nomination of candidates by shareholders and other procedural issues related to meetings of Shareholders of Funds are subject to change from time to time by the Boards of Trustees. Any recommendation must include, among other things, certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary and is qualified in its entirety by the Procedures, as well as by each Fund’s Declaration and Bylaws as may be in effect from time to time. Please refer to Appendix B to the Nominating Committee Charter for the Funds as in effect as of the date of this Proxy Statement.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Funds. See “Additional Information—Shareholder Proposals for 2025 Annual Meeting” for information regarding submitting shareholder proposals for consideration at the Funds’ 2025 annual shareholder meeting.

Qualified Legal Compliance Committee

The Board has a Qualified Legal Compliance Committee (“QLCC”) consisting of Messrs. Ciprari, Friedman and Salter. The QLCC receives, reviews and takes appropriate action with respect to any report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Funds or by any officer, director, employee, or agent of a Fund.

Meetings

During the fiscal year ended September 30, 2023, the Board of Trustees for DBL held four regular meetings and nine special meetings. The Audit Committee met in separate session four times. The Nominating Committee met one time and the Qualified Legal Compliance Committee did not meet.

During the fiscal year ended September 30, 2023, the Board of Trustees for DSL held four regular meetings and nine special meetings. The Audit Committee met in separate session four times. The Nominating Committee met one time and the Qualified Legal Compliance Committee did not meet.

During the fiscal year ended September 30, 2023, the Board of Trustees for DLY held four regular meetings and nine special meetings. The Audit Committee met in separate session four times. The Nominating Committee met one time and the Qualified Legal Compliance Committee did not meet.

Each then current Trustee attended in person or via teleconference at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for each Fund that were held during the fiscal year ended September 30, 2023.

The Funds do not require Trustees to attend the Funds’ annual meetings, but the Trustees may attend the annual meetings if they choose to do so.

Shareholder Communications with the Board of Trustees

Shareholders of the Funds may send communications to the Board by mailing written communications to the attention of the Board of Trustees, [Name of Fund], c/o Cris Santa Ana, Secretary, DoubleLine, 2002 North Tampa Street, Suite 200, Tampa, Florida 33602. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the number of Common Shares held by the Shareholder. DoubleLine is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as discussed below, DoubleLine shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if DoubleLine determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. DoubleLine may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). These procedures shall not apply to (i) any communication from an officer or a Trustee of a Fund, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act, or any communication made in connection with such a proposal. The Trustees are not required to attend a Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, and the rules thereunder, require each Fund’s officers and Trustees, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s shares, to file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of the reports filed with the SEC and upon representations that no additional Section 16(a) forms were required to be filed, the Funds believe that during the fiscal year ended September 30, 2023, all Section 16(a) filing requirements applicable to each Fund’s officers, Trustees and greater than 10% beneficial owners were complied with, except that, due to inadvertent administrative errors, with respect to DLY, a late Form 3 was filed on behalf of Mr. Ciprari, and with respect to DBL, late Form 3s were filed on behalf of each of Andrew Hsu, Ken Shinoda, David J. Kennedy and Patrick A. Townzen.

Required Vote

The re-election of Messrs. Friedman and Redell to the Board of DBL will require the affirmative vote of a plurality of the votes of the Shareholders (voting as a single class) of DBL cast at the Meeting, in attendance or by proxy.

The re-election of Messrs. Friedman and Redell to the Board of DSL will require the affirmative vote of a plurality of the votes of the Shareholders (voting as a single class) of DSL cast at the Meeting, in attendance or by proxy.

The re-election of Messrs. Friedman and Redell to the Board of DLY will require the affirmative vote of a plurality of the votes of the Shareholders (voting as a single class) of DLY cast at the Meeting, in attendance or by proxy.

THE BOARDS OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMEND THAT YOU
VOTE FOR THE RE-ELECTION OF THE NOMINEES.

ADDITIONAL INFORMATION

Officers of the Funds

The officers of the Funds, other than Mr. Redell, whose information is provided above, are included in the table below. The business address for each officer is c/o DoubleLine, 2002 North Tampa Street, Suite 200, Tampa, Florida 33602.

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Henry V. Chase 1949	Treasurer and Principal Financial and Accounting Officer	DBL: Indefinite/Since January 2020 DSL: Indefinite/Since January 2020 DLY: Indefinite/Since January 2020	Treasurer and Principal Financial and Accounting Officer, DoubleLine ETF Adviser LP (since December 2021); Treasurer and Financial and Accounting Officer, DoubleLine ETF Trust (since November 2021); Treasurer and Principal Financial and Accounting Officer, DoubleLine Funds Trust (since January 2020); Treasurer and Principal Financial and Accounting Officer, DLY (since January 2020); Treasurer and Principal Financial and Accounting Officer, DSL (since January 2020); Treasurer and Principal Financial and Accounting Officer, DBL (since January 2020); Chief Financial Officer, DoubleLine Group LP (since January 2013); Vice President, DLY (since November 2019); Vice President, DSL (since May 2019); Vice President, DoubleLine Funds Trust (since May 2019); Vice President, DBL (since May 2019).

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Youse Guia 1972	Chief Compliance Officer	DBL: Indefinite/Since March 2018 DSL: Indefinite/Since March 2018 DLY: Indefinite/Since November 2019
Chief Compliance Officer, DLY (since November 2019); Chief Compliance Officer, DoubleLine Group LP (since March 2018); Chief Compliance Officer, DoubleLine Funds Trust (since March 2018); Chief Compliance Officer, DBL (since March 2018); Chief Compliance Officer, DSL (since March 2018); Chief Compliance Officer, DoubleLine ETF Trust (since November 2021); Chief Compliance Officer, DoubleLine ETF Adviser LP (since December 2021). Formerly, Executive Vice President and Deputy Chief Compliance Officer, Pacific Investment Management Company LLC (“PIMCO”) (from April 2014 to February 2018); Chief Compliance Officer, PIMCO Managed Accounts Trust (from September 2014 to February 2018); Chief Compliance Officer, PIMCO-sponsored closed-end funds (from September 2014 to February 2018); Chief Compliance Officer, PIMCO Flexible Credit Income Fund (from February 2017 to February 2018). Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC (from October 2012 to March 2014); Chief Compliance Officer, Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi- Series VIT and The Korea Fund, Inc. (from October 2004 to December 2013).

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Cris Santa Ana 1965	Vice President and Secretary	DBL: Indefinite/Secretary Since July 2018; Vice President Since Inception DSL: Indefinite/Secretary Since July 2018; Vice President Since Inception DLY: Indefinite/Since November 2019	Vice President and Secretary, DLY (since November 2019); Vice President, DSL (since January 2013); Vice President, DBL (since July 2011); Vice President, DoubleLine Funds Trust (since April 2011); Chief Risk Officer, DoubleLine Group LP (since June 2010). Formerly, Chief Operating Officer, DoubleLine Capital LP (from December 2009 through May 2010).

Winnie Han 1988	Assistant Treasurer	DBL: Indefinite/Since May 2017 DSL: Indefinite/Since May 2017 DLY: Indefinite/Since November 2019	Assistant Treasurer, DLY (since November 2019); Assistant Treasurer, DoubleLine Funds Trust (since May 2017); Assistant Treasurer, DBL (since May 2017); Assistant Treasurer, DoubleLine Group LP (since March 2017); Formerly, Investment Accounting Supervisor, Alexandria Real Estate Equities, Inc. (June 2016 to March 2017); Formerly, Manager, PricewaterhouseCoopers (January 2011 to June 2016).

Earl A. Lariscy 1966	Vice President and Assistant Secretary	DBL: Indefinite/Vice President Since May 2012; Assistant Secretary Since Inception DSL: Indefinite/Since Inception DLY: Indefinite/Since November 2019	Vice President and Secretary, DLY (since November 2019); Vice President and Assistant Secretary, DSL (since January 2013); Vice President, DoubleLine Funds Trust (since May 2012); Vice President and Assistant Secretary, DBL (since May 2012 and inception, respectively); General Counsel, DoubleLine Group LP (since April 2010).

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
David Kennedy 1964	Vice President	DBL: Indefinite/Since May 2012 DSL: Indefinite/Since Inception DLY: Indefinite/Since November 2019	Vice President, DLY (since November 2019); Vice President, DoubleLine Funds Trust (since May 2012); Vice President, DBL (since May 2012); Vice President, DSL (since January 2013). Manager, Trading and Settlements, DoubleLine Group LP since December 2009).

Patrick A. Townzen 1978	Vice President	DBL: Indefinite/Since September 2012 DSL: Indefinite/Since Inception DLY: Indefinite/Since November 2019	Vice President, DLY (since November 2019); Vice President, DoubleLine Funds Trust (since September 2012); Vice President, DBL (since September 2012); Chief Operating Officer, DoubleLine Group LP (since March 2023). Formerly, Director of Operations, DoubleLine Group LP (since March 2018), Manager of Operations, DoubleLine Group LP (from September 2012 to March 2018).

Brady J. Femling 1987	Vice President	DBL: Indefinite/Since May 2017 DSL: Indefinite/Since May 2017 DLY: Indefinite/Since November 2019	Vice President, DLY (since November 2019); Vice President, DBL (since May 2017); Vice President, DoubleLine Funds Trust (since May 2017); Senior Fund Accountant, DoubleLine Group LP (since April 2013). Formerly, Fund Accounting Supervisor, ALPS Fund Services (From October 2009 to April 2013).

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Neal L. Zalvan 1973	Vice President	DBL: Indefinite/Since May 2017 DSL: Indefinite/Since May 2017 DLY: Indefinite/Since November 2019	Vice President, DLY (since November 2019); Vice President, DBL (since May 2017); Vice President, DoubleLine Funds Trust (since May 2016); Vice President, DSL (since May 2016); Legal/Compliance, DoubleLine Group LP (since January 2013); Formerly, Anti-Money Laundering Officer, DLY (from November 2019 to September 2020); Anti-Money Laundering Officer, DoubleLine Capital LP, DBL, DSL, DoubleLine Equity LP and DoubleLine Alternatives (from March 2016 to September 2020).

Jeffrey J. Sherman 1977	Vice President	DBL: Indefinite/Since Inception DSL: Indefinite/Since Inception DLY: Indefinite/Since November 2019	Deputy Chief Investment Officer, DoubleLine (since June 2016); President and Portfolio Manager, DoubleLine Alternatives LP (since April 2015 and May 2015, respectively); Vice President, DSL (since January 2013); Vice President, DBL (since July 2011); Vice President, DLY (since November 2019); Portfolio Manager, DoubleLine Capital LP (since September 2010); Fixed Income Asset Allocation, DoubleLine Capital LP (since December 2009).

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Adam D. Rossetti 1978	Vice President	DBL: Indefinite/ since February 2019 DSL: Indefinite/since February 2019 DLY: Indefinite/Since November 2019
Vice President, DLY (since November 2019); Vice President, DoubleLine Funds Trust (since February 2019); Vice President, DBL (since February 2019); Chief Compliance Officer, DoubleLine Alternatives LP (since June 2015); Legal/ Compliance, DoubleLine Group LP (since April 2015). Formerly, Chief Compliance Officer, DoubleLine Capital LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Equity LP (from August 2017 to March 2018); Chief Compliance Officer, DoubleLine Funds Trust (from August 2017 to March 2018); Chief Compliance Officer, DSL (from August 2017 to March 2018); Chief Compliance Officer, DBL (from August 2017 to March 2018); Vice President and Counsel, PIMCO (from April 2012 to April 2015).

Grace Walker 1970	Assistant Treasurer	DBL: Indefinite/Since January 2020 DSL: Indefinite/Since January 2020 DLY: Indefinite/Since January 2020	Assistant Treasurer, DoubleLine Funds Trust (since January 2020); Assistant Treasurer, DBL (since January 2020); Assistant Treasurer, DLY (since January 2020); Assistant Treasurer, DSL (since January 2020); Treasurer, DoubleLine Funds (Luxembourg) and DoubleLine Cayman Unit Trust (since March 2017). Formerly, Assistant Treasurer, DSL (from January 2013 to May 2017); Assistant Treasurer, DBL (from March 2012 to May 2017); Assistant Treasurer, DoubleLine Funds Trust (from March 2012 to May 2017).

Name and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Dawn Oswald 1980	Vice President	DBL: Indefinite/Since January 2020 DSL: Indefinite/Since June 2020 DLY: Indefinite/Since January 2020	Vice President, DoubleLine Funds Trust (since January 2020); Vice President, DLY (since January 2020); Vice President, DSL (since January 2020); Vice President, DBL (since January 2020); Pricing Manager, DoubleLine Group LP (since January 2018). Formerly, Operations Specialist, DoubleLine Group LP (from July 2016 to January 2018); Global Securities Fixed Income Valuation Senior Analyst, Capital Group (from April 2015 to July 2016). Global Securities Fair Valuation Analyst, Capital Group (from January 2010 to April 2015).

Each of the Fund’s officers is an “interested person” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Investment Manager

DoubleLine was organized in 2009 as a Delaware limited liability company, and was converted into a Delaware limited partnership on December 23, 2009. The general partner of DoubleLine is DoubleLine Capital GP LLC, an entity that is majority owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine. DoubleLine employs certain personnel and other resources through contractual arrangements with DoubleLine Group LP. All investment personnel of DoubleLine are employees of DoubleLine Group LP and provide services to DoubleLine pursuant to contractual arrangements. The general partner of DoubleLine Group LP is DoubleLine Capital GP LLC, an entity that is majority owned by Jeffrey E. Gundlach. As a result, Mr. Gundlach may be deemed to control DoubleLine Group LP. Under separate Investment Management Agreements between DoubleLine and each Fund, the relevant Fund retains DoubleLine to manage the investment of its assets, to place orders for the purchase and sale of its portfolio securities, to administer its day-to-day operations, and to be responsible for overall management of the Fund’s business affairs subject to the oversight of the Board of the Fund. DoubleLine is responsible for obtaining and evaluating economic, statistical, and financial data and for formulating and implementing investment programs in furtherance of each Fund’s investment objective.

Administrator

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, 615 E. Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, serves as the Funds’ administrator.

Distributor

Foreside Fund Services, LLC serves as the distributor for the Common Shares of DBL, DSL, and DLY through various specified transactions, including at-the-market offerings pursuant to Rule 415 under the Securities Act of 1933, as amended, subject to various conditions. Foreside Fund Services, LLC is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.

Independent Registered Public Accounting Firm

The Audit Committees of DSL, DBL, and DLY unanimously selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the fiscal year ending September 30, 2024. Deloitte also served as the independent registered public accounting firm of each Fund for the fiscal year ended September 30, 2023, September 30, 2022, and September 30, 2021. Deloitte is located at 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626. To each Fund’s knowledge, Deloitte does not have any direct financial or material indirect financial interest in any Fund.

Representatives of Deloitte, if requested by any Shareholder of a Fund, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if they choose to do so.

Pre-Approval Policies and Procedures

The Audit Committee Charter requires that the Audit Committee pre-approve all audit and permitted non-audit services to be provided by Deloitte. The Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by a Fund’s independent registered public accounting firm (for purposes of this section, an “Independent Accountant”). Under the policies, each Fund’s Treasurer reviews all potential audit and non-audit services and, with the assistance of, among others, outside counsel and the Fund’s Chief Compliance Officer, as the Treasurer may deem necessary or appropriate, categorizes the services before such services are presented to the Audit Committee for pre-approval. For each proposed service, the Treasurer and the Independent Accountant make separate assessments to determine that the service will not impair the Independent Accountant’s independence.

In addition, the Audit Committee pre-approves any permitted services to be provided by an Independent Accountant to DoubleLine and any entity controlling, controlled by, or under common control with DoubleLine that provides ongoing services to a Fund (together, the “Accounting Affiliates”) related to the operations or financial reporting of a Fund. Although the Audit Committee does not pre-approve all services provided by an Independent Accountant to Accounting Affiliates (for instance, if the engagement does not relate to the operations or financial reporting of a Fund), DoubleLine must disclose to the Committee any non-audit services to be delivered by an Independent Accountant to an Accounting Affiliate. In addition, the Committee receives an annual report disclosing all fees charged in each of the last two fiscal years by an Independent Accountant relating to Audit Services, Audit Related Services, Tax Services, and Other Non-Audit Services, each as defined below.

The Audit Committee may also from time to time pre-approve individual non-audit services to be provided to a Fund or an Accounting Affiliate that were not pre-approved as part of the process described above. The Audit Committee may delegate pre-approval authority to its Chairperson.

Audit Fees

Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. The table below shows the Audit Fees billed to DBL, DSL, and DLY by Deloitte.

Fund	Fiscal Year Ended	Audit Fees
DBL	September 30, 2023	$69,711
	September 30, 2022	$63,658

DSL	September 30, 2023	$140,388
	September 30, 2022	$138,067

DLY	September 30, 2023	$98,570
	September 30, 2022	$97,932

Audit-Related Fees

Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above. The table below shows the Audit-Related Fees billed to DBL, DSL and DLY by Deloitte. During the fiscal years listed below, there were no Audit-Related Fees billed by Deloitte to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
DBL	September 30, 2023	$15,000
	September 30, 2022	$0

DSL	September 30, 2023	$15,000
	September 30, 2022	$0

DLY	September 30, 2023	$15,000
	September 30, 2022	$0

Tax Fees

Tax Fees are fees associated with tax compliance, tax advice and tax planning. The table below shows the aggregate Tax Fees billed to DBL, DSL, and DLY by Deloitte. During the fiscal years listed below, there were no Tax Fees billed by Deloitte to the Funds’ Accounting Affiliates for tax-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Tax Fees
DBL	September 30, 2023	$11,445
	September 30, 2022	$11,219

DSL	September 30, 2023	$11,280
	September 30, 2022	$11,059

DLY	September 30, 2023	$11,240
	September 30, 2022	$11,021

All Other Fees

All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” The table below shows the aggregate amount of such fees billed to DBL, DSL, and DLY by Deloitte. During the fiscal years listed below, there were no such fees billed by Deloitte to the Funds’ Accounting Affiliates related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	All Other Fees
DBL	September 30, 2023	$0
	September 30, 2022	$0

DSL	September 30, 2023	$0
	September 30, 2022	$0

DLY	September 30, 2023	$0
	September 30, 2022	$0

For each Fund’s last two fiscal years, no services described under “All Other Fees” were approved pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations.

Aggregate Non-Audit Fees

The aggregate non-audit fees (including the fees described above under “Tax Fees” and “All Other Fees”) billed to DBL, DSL, and DLY by Deloitte for services rendered to the Funds and the Funds’ Accounting Affiliates are shown in the table below.

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
DBL	September 30, 2023	$11,445	$0	$11,445
	September 30, 2022	$11,219	$0	$11,219

DSL	September 30, 2023	$11,280	$0	$11,280
	September 30, 2022	$11,059	$0	$11,059

DLY	September 30, 2023	$11,240	$0	$11,240
	September 30, 2022	$11,021	$0	$11,021

For each Fund’s fiscal year ended September 30, 2023, there were no non-audit services provided by Deloitte to the Funds’ Accounting Affiliates.

Other Business

As of the date of this Proxy Statement, the Funds’ officers and DoubleLine know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation

A quorum at the Meeting will consist of the presence in attendance or by proxy of thirty three and one-third percent (33 1/3%) (unless a larger quorum is required by any provision of law or each respective Fund’s Declaration of Trust or Bylaws) of the total Common Shares of each Fund, entitled to vote at the Meeting. Failure of a quorum to be present at any meeting may necessitate adjournment. The Trustees may, prior to the Meeting being convened, postpone the Meeting from time to time, and announcement of such postponement may be made by press release or other means of public communication as permitted or required by applicable law. The chair of the Meeting may also, on the chair’s own motion, adjourn the Meeting with respect to one or more matters to reconvene at the same or some other place or by the same or some other means, with no other notice will need to be given if the date, time and place and means of the adjourned Meeting are announced at the time of adjournment. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly brought before the Meeting for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and if so, such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Votes cast by proxy or in attendance at the Meeting may be counted by persons appointed by the Funds as tellers or inspectors of election (the “Tellers/Inspectors”) for the Meeting. For purposes of determining the presence of a quorum for a Fund, the total number of Common Shares present at the Meeting in attendance or by proxy will be counted, including Common Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of any Proposal for the election of Trustees for the Funds.

Reports to Shareholders

Each Fund’s 2023 Annual Report to Shareholders contains financial and other information pertaining to the Fund. Copies of the Funds’ Annual and Semi Annual Reports may be obtained without charge from the Funds by calling (877) DLine11 (877-354-6311), downloading from https://doubleline.com/closed-end-funds/ or by writing to the Funds at 2002 North Tampa Street, Suite 200, Tampa, Florida 33602.

Shareholder Proposals for 2025 Annual Meeting

It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this Proxy Statement will be held in February 2025. Proposals of Shareholders intended to be presented at that annual meeting of each Fund must be received by the Fund no later than September 21, 2024 for inclusion in the Fund’s proxy statement and proxy cards relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund’s Bylaws. Shareholders submitting any other proposals for a Fund intended to be presented at the annual meeting held in 2025 (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier than October 25, 2024 and no later than November 24, 2024.1 If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Copies of the Funds’ Bylaws are available on the EDGAR Database on the SEC’s website at www.sec.gov. Each Fund will also furnish, without charge, a copy of its Bylaws to a shareholder upon request. Such requests should be directed to the appropriate Fund, c/o the Fund’s Secretary, at the address of the principal executive offices of the Fund.

Shareholder proposals should be addressed to the attention of the Secretary of the Funds, at the address of the principal executive offices of the Funds, with a copy to Jeremy C. Smith, Ropes & Gray LLP, 1211 Avenue of the Americas, New York, New York 10036-8704.

1 To be timely, a shareholder notice (the “Shareholder Notice” must be delivered to or mailed and received at the principal executive office of the Fund not less than ninety (90) nor more than one hundred and twenty (120) days prior to the first anniversary date of the prior year’s annual meeting; provided, however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date ninety (90) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

Other Business

The Funds are not aware of any other items of business to be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons named in the enclosed proxy upon such matters in accordance with their judgment of what is in the best interests of the applicable Fund.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARDS PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE JOINT ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

January 19, 2024

Exhibit A to Proxy Statement

DOUBLELINE FUNDS TRUST
DOUBLELINE INCOME SOLUTIONS FUND
DOUBLELINE OPPORTUNISTIC CREDIT FUND
DOUBLELINE YIELD OPPORTUNITIES FUND
DOUBLELINE SHILLER CAPE® ENHANCED INCOME FUND

AUDIT COMMITTEE CHARTER
AUGUST 2022

I.    Background
The Boards of Trustees of each of DoubleLine Funds Trust, DoubleLine Income Solutions Fund, DoubleLine Opportunistic Credit Fund, DoubleLine Yield Opportunities Fund and DoubleLine Shiller CAPE® Enhanced Income Fund (each, a “Board” and, collectively, the “Boards”) have adopted this Charter to govern the activities of the Audit Committees of the Boards (each, an “Audit Committee” and, collectively, the “Audit Committees”). This Charter applies separately to each of DoubleLine Funds Trust, DoubleLine Income Solutions Fund, DoubleLine Opportunistic Credit Fund, DoubleLine Yield Opportunities Fund and DoubleLine Shiller CAPE® Enhanced Income Fund (collectively, the “Trusts” and, collectively with the series of DoubleLine Funds Trust, the “Funds”) and the Board and Audit Committee of each, and shall be interpreted accordingly.
Attached as Appendix A is a list of required duties and tasks the Audit Committee generally expects to address at its regular meetings, as indicated.
II.    Scope of the Audit Committee
The Audit Committee shall be responsible for the appointment, compensation, retention, and oversight of the work of the independent auditors employed by the Funds for the purpose of preparing or issuing an audit report or related work. Each such independent auditor shall report directly to the Committee. The Boards also have designated the Audit Committee to oversee the Funds’ primary investment advisers with respect to their responsibilities under the Trusts’ Pricing and Valuation Policy, including in their role as the Funds’ valuation designee (as defined in Rule 2a-5 under the Investment Company Act of 1940, as amended), and to receive and evaluate reports provided pursuant to the Trusts’ Pricing and Valuation Policy. The Audit Committee shall also perform those other duties included in Appendix A to this Charter and shall also perform such other functions and have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.
III.    Authority and Responsibilities of the Audit Committee
The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, the auditor’s responsibility to plan and carry out a proper audit, and, for so long as the Board has so designated, a Fund’s primary investment adviser’s responsibility to determine the fair valuations of securities and other assets of the Fund. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of a Trust’s management or its service providers, including the auditors and investment advisers.
The review of a Trust’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of a Trust’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Committee are not employees of a Trust and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. In the performance of its oversight of the fair value determination process, the Committee considers information provided to it regarding a variety of factors, including, among other things, conflicts of interest, the appropriateness of the fair value determination process, and the skill and resources devoted to the process. It is not the role of the Audit Committee to perform fair value determinations itself.
In discharging his or her duties, a member of the Audit Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of a Trust whom the Trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Trustee reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Trustee is not a member.
The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain and compensate special counsel and other experts, consultants, or advisers as the Committee deems necessary and the authority to obtain specialized training for Audit Committee members (at the expense of the relevant Trust or Fund), as appropriate. Each Fund shall provide for appropriate funding, as determined by the Audit Committee, for the payment of expenses of the Committee that the Audit Committee considers to be necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter, including without limitation compensation of independent legal counsel or other advisers retained by the Audit Committee. Expenditures made by the Audit Committee must be presented for review by the full Board, including by a majority of its Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trusts, at the Board’s next regular meeting or as soon as reasonably practicable thereafter. Should any costs need to be allocated among the Funds, the Audit Committees shall recommend to their respective Boards the appropriate allocation of such costs.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members.
IV.    Operations of the Audit Committee
(a)    The Audit Committee shall have at least three members and shall consist only of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Funds.
(b)    The Committee members shall collectively satisfy the independence, financial expertise, and financial literacy standards of the New York Stock Exchange.
(c)    The Audit Committee shall meet on a regular basis. The Audit Committee is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.
(d)    The Audit Committee shall meet in person under normal circumstances; however, members may attend telephonically.
(e)    The Committee may act by written consent, to the extent permitted by law and by a Trust’s Agreement and Declaration of Trust or Bylaws.
(f)    The Audit Committee shall have the authority to meet privately and to admit non-members, including, but not limited to, internal legal counsel and compliance personnel of a Trust’s investment adviser and with entities that provide significant accounting and administrative services to a Trust, individually by invitation.
(g)    The Audit Committee may, but is not required to, select one of its members to be the chair and may select a vice chair.
(h)    The presence of two members of the Audit Committee shall constitute a quorum of the Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Committee.
(i)    The Board shall adopt and approve this Charter, including Appendix A, and may amend it on the Board’s own motion.
(j)    The Audit Committee also shall serve as the Qualified Legal Compliance Committee, for which a separate charter has been adopted and is attached as Appendix B.

History of Amendments
Adopted by DoubleLine Funds Trust
Board of Trustees on March 25, 2010
Revised and approved: August 25, 2011
Revised and approved: November 17, 2011
Revised and approved: May 24, 2012
Revised and approved: February 27, 2013
Revised and approved: August 21, 2013
Revised and approved: May 25, 2017
Revised and approved: November 21, 2019
Revised and approved: August 19, 2021
Revised and approved: August 18, 2022

Adopted by DoubleLine Income Solutions Fund
Board of Trustees on February 27, 2013
Revised and approved: August 21, 2013
Revised and approved: May 25, 2017
Revised and approved: November 21, 2019
Revised and approved: August 19, 2021
Revised and approved: August 18, 2022

Adopted by DoubleLine Opportunistic Credit Fund
Board of Trustees on August 24, 2011
Revised and approved: August 25, 2011
Revised and approved: November 17, 2011
Revised and approved: May 24, 2012
Revised and approved: February 27, 2013
Revised and approved: August 21, 2013
Revised and approved: May 25, 2017
Revised and approved: November 21, 2019
Revised and approved: August 19, 2021
Revised and approved: August 18, 2022

Adopted by DoubleLine Yield Opportunities Fund
Board of Trustees on November 21, 2019
Revised and approved: August 19, 2021
Revised and approved: August 18, 2022

Adopted by DoubleLine Shiller CAPE® Enhanced Income Fund
Board of Trustees on August 19, 2021
Revised and approved: August 18, 2022

Appendix A (last revised August 2022)

	Task	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
1)	Consideration of minutes.	●	●	●	●	●
2)	Report to the Board of Trustees regarding the Committee’s activities.	●	●	●	●	●
Appointment of the Funds’ Independent Auditors
1)
Receive and review a report from the independent auditors describing:
• the auditors’ internal quality-control procedures;
• any material issues raised:
° by the auditors’ most recent internal quality-control review or peer review or
° by any governmental or professional inquiry or investigation performed within the past five years relating to any independent audits carried out by the auditors, and any steps taken to address any such issues; and
• all relationships between the independent auditors and the Funds.
			●			●
2)	Review the independent auditors’ qualifications and performance.		^		*	●
_______________________

    * indicates an item that relates to only the open-end funds, which have a 3/31 FYE
    ^ indicates an item that relates only to the closed-end funds, which have a 9/30 FYE.
•indicates an item that relates to the open-end funds and closed-end funds.

	Task	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
3)
Review the auditors’ independence, including whether any non-audit services not pre-approved by the Audit Committee provided by a Trust’s independent auditor to (i) the Trust’s investment adviser or (ii) an affiliate of the investment adviser that provides ongoing services to the Trust are compatible with maintaining the auditor’s independence.[1]
			^		*	●
4)	Consider the audit plan for the next upcoming annual audit and/or any special audit, including the arrangements for and scope of the audit.		^		*	●
5)	Consider the fees proposed to be charged to a Fund by the auditors for each audit and non-audit service.		^		*	●
6)
Pre-approve the engagement of auditors to:
• audit and provide their opinion annually on the Funds’ financial statements for the next fiscal year end; and
• provide other audit services and non-audit services to the Funds.
			*		^	●
7)	Recommend to the full Board and the Independent Trustees the selection, terms of engagement, retention, or termination of the independent auditors for the next fiscal year end.		*		^	●
8)	Consider any measures taken by management to assure that all items requiring pre-approval of the Audit Committee are identified and referred to the Committee in a timely fashion.	●
9)	Consider rotation of lead and concurring partners and independent auditors. [2]					●
_______________________
1 The Funds’ independent auditors have an ongoing responsibility to update the board regarding any information that could affect their independence.
2 Under Section 10A(j) of the Securities Exchange Act of 1934, as amended, it shall be unlawful for a registered public accounting firm to provide audit services to an issuer if the lead (or coordinating) audit partner (having primary responsibility for the audit), or the audit partner responsible for reviewing the audit, has performed audit services for that issuer in each of the 5 previous fiscal years of that issuer.

	Task	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
Review of Audit Results
1)	Review with management and the independent auditors any significant changes to GAAP and/or auditing policies or standards.		*		^	●
2)	Review major issues regarding accounting principles and financial statement presentations.		*		^	●
3)
Meet with the auditors to discuss and review any matters of concern relating to:
•    a Fund’s accounting and financial reporting policies and procedures;
•    a Fund’s internal control over financial reporting and any special audit steps adopted in light of material control deficiencies;
•    financial statements, including any adjustments to such statements recommended by the auditors; and
•    management’s responses to any such comments.
			*		^	●

4)
In connection with required certifications on Form N-CSR, review with the Funds’ principal executive officer and/or principal financial officer:
•    any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein;
•    any reported evidence of fraud involving management or other employees who have a significant role in the Funds’ internal control over financial reporting; and
•    any significant change in internal controls or other factors that could significantly affect internal controls.
		●	●	●
5)	Review with management and the independent auditors the shareholder reports of the Funds (including the disclosures under “Management’s Discussion of Fund Performance,” if any).	*	^	●

	Task	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
6)	Review analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.		*		^	●
7)	Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Funds.		*		^	●
8)	Review the auditors’ opinion on a Fund’s financial statements.		*		^	●
9)
Review the type and presentation of information to be included in earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as review any earnings releases, financial information, and earnings guidance provided to analysts and rating agencies.[3]
●
10)	Resolve disagreements between management and the independent auditors regarding financial reporting and review with the independent auditors any audit problems or difficulties and management’s response to such issues.		*		^	●
_______________________
3     The audit committee’s responsibility to discuss earnings releases, as well as financial information and earnings guidance, may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The audit committee need not discuss in advance each earnings release or each instance in which a listed company may provide earnings guidance.

	Task	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
11)
Receive a report from the independent auditors that includes:
•    all critical accounting policies and practices to be used;
•    all alternative treatments of financial information within GAAP that have been discussed with management, including the ramifications of the use of the alternative disclosures and treatments and the treatment preferred by the accounting firm;
•    other material written communications between the auditors and the management of the Funds; and
•    a description of all non-audit services provided, including fees associated with the services, to the investment company complex since the last annual report or update that were not subject to the pre-approval requirements.
			*		^
12)	Review with management and, as applicable, with the independent auditors, policies and guidelines with respect to risk assessment and risk management.		*		^	●
Valuation
1)	Oversee the Funds’ primary investment advisers with respect to their responsibilities under the Trusts’ Pricing and Valuation Policy, including in their role as the Funds’ valuation designee.	●	●	●	●	●
2)	Receive and evaluate reports provided pursuant to the Trusts’ Pricing and Valuation Policy.	●	●	●	●	●

Executive sessions
1)	With independent auditors, including regarding audit plan, draft audited financial statements, and completed audits.	*	^	●
2)	With management, including regarding audit plan, draft financial statements, and completed audits.	*	^	●
3)	With any personnel responsible for the internal audit functions.	*	^	●

	Task	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
Other
1)
Prepare the report of the Audit Committee to be included in a closed-end fund’s annual proxy statement. The Report must state whether the Audit Committee has:
•    reviewed and discussed the audited financial statements with management;
•    discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended;
•    received the written disclosures and the letter from the independent auditors regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditor’s independence; and
•    based on the factors listed above, recommended to the Board of Trustees that the audited financial statements of the Trust be included in the Trust’s annual report.
					^	^
2)	Conduct Committee self-evaluation.			●		●
3)	Review Audit Charter.		●			●

	Task	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
4)
Pre-approve the engagement of a Trust’s auditors to provide non-audit services to a Fund’s:
•    investment adviser or
•    any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to a Trust, if the engagement relates directly to the operations and financial reporting of the Trust.
●
5)
Assist Board oversight of:
•the integrity of the Funds’ financial statements;
•the Funds’ compliance with legal and regulatory requirements;
•the independent auditor's qualifications and independence; and
•the performance of the Funds’ internal audit function, if any, and independent auditors.
●
6)	Develop, maintain and review policies and procedures for pre-approval of the engagement of a Trust’s auditors to provide audit and non-audit services.					●
7)
Develop and maintain procedures for:
• receiving, retaining and treating complaints received by the Funds regarding accounting, internal accounting controls, or auditing matters; and
• confidential, anonymous submissions by employees of the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the investment adviser, regarding questionable accounting or auditing matters.
●

	Task	Q1 February	Q2 May	Q3 Aug	Q4 Nov	As Needed
8)	Recommend to the Board a Committee member who has accounting or related financial management expertise.					^
9)	Recommend to the Board an “audit committee financial expert” as defined in Item 3 of Form N-CSR.					●
10)
•    Address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty related to a Trust’s accounting or financial reporting
•    Investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with a Trust’s accounting or financial reporting.
●
11)	Set clear hiring policies for employees or former employees of the independent auditors (applicable only to the extent the Trusts intend to have employees).					●
12)	To the extent applicable, receive reports from any person to whom pre-approval authority has been delegated on his, her, or their pre-approval decisions to the Committee.					●

Appendix B
DOUBLELINE FUNDS TRUST
DOUBLELINE INCOME SOLUTIONS FUND
DOUBLELINE OPPORTUNISTIC CREDIT FUND
DOUBLELINE YIELD OPPORTUNITIES FUND
DOUBLELINE SHILLER CAPE® ENHANCED INCOME FUND

QUALIFIED LEGAL COMPLIANCE COMMITTEE CHARTER
AUGUST 2021

I. Background
The Qualified Legal Compliance Committee Charter has been adopted by the Boards of Trustees (each a “Board” and, collectively, the “Boards”) of each of the DoubleLine Funds Trust, DoubleLine Income Solutions Fund, DoubleLine Opportunistic Credit Fund, DoubleLine Yield Opportunities Fund and DoubleLine Shiller CAPE® Enhanced Income Fund (each, a “Trust” and, collectively, the “Trusts”) to govern the activities of the Qualified Legal Compliance Committees of the Boards (each, a “QLCC” and, collectively, the “QLCCs”). This Charter applies separately to each Trust, and each series thereof, if any, and shall be interpreted accordingly.
Pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 (“Section 307”), the Securities and Exchange Commission (“SEC”) adopted rules to prescribe minimum standards of professional conduct for attorneys appearing and practicing before the SEC (“Attorney Conduct Rules” or “Rules”). Based on the Rules, this Qualified Legal Compliance Committee Charter (the “QLCC Charter”) has been created to establish the procedures (the “Procedures”) by which an attorney providing legal services to the Trust should report evidence of a material violation of the securities laws, breach of fiduciary duty or similar violation by the Trust, its officers, managers, employees or agents (“Report”), and to provide for the confidential receipt, retention and consideration of any such Report by the Audit Committee of the Trust, with the Audit Committee also being designated as and constituting a “qualified legal compliance committee” as defined in the Rules. All attorneys to which these Procedures apply should provide the Audit Committee with a letter substantially in the form attached to these Procedures.
II. Policy
The Audit Committee shall be the QLCC of the Trust. The QLCC will:
1.Receive, review and take appropriate action with respect to any Report made or referred to the QLCC by an attorney of evidence of a material violation of applicable U.S. federal or state securities law, material breach of a fiduciary duty under U.S. federal or state law or a similar material violation by the Trust, or any series thereof, if applicable, or by any officer, director, employee, or agent of the Trust, or any series thereof, if applicable;
2.Otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder; and
3.Perform such other duties as may be assigned to it, from time to time, by the Board consistent with the requirements of Section 307.
III. Scope of the QLCC
The scope of the QLCC’s responsibilities and its structure, process and membership requirements are set forth in this QLCC Charter, which has been adopted and approved by the Board and may be amended by the Board or QLCC from time to time thereafter in compliance with applicable laws, rules and regulations.

IV. Organization
The Trust’s Audit Committee members shall serve as the QLCC and the trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”) shall designate one of themselves to serve as Chair of the QLCC, who generally will be the Lead Independent Trustee unless the QLCC appoints another member to Chair this QLCC. The members of the QLCC shall be appointed and replaced by the QLCC, but generally shall consist of the members of the Audit Committee.
V. Procedures
The QLCC may adopt written procedures for the confidential receipt, retention, and consideration of any oral or written Reports received by the QLCC. Such procedures are described below under Section VI “Authority and Responsibilities.” The QLCC shall have the authority to establish other rules and operating procedures in order to fulfill its obligations under this Charter and under applicable law, rules and regulations. The Chair of the QLCC shall call a meeting of the QLCC whenever circumstances warrant.
VI. Authority and Responsibilities
The QLCC of the Trust, in discharging its responsibilities under this Charter, may, in addition to other actions it deems appropriate, consider taking one or more of the actions following the receipt of a Report as described below:
A. To inform the Trust’s Chief Compliance Officer (“CCO”) of the Report;
B. To request that the CCO determine whether an investigation is necessary or appropriate regarding the potential material violation described in the Report, and make a written report to the QLCC regarding the CCO’s findings and conclusion;
C. The QLCC then may accept or reject such report and, acting on such report or on its own, if it determines that an investigation is necessary or appropriate, initiate an investigation (which may be conducted by the person or persons of the QLCC’s choosing, which person or persons may include the CCO, attorneys employed by the Trust or by outside counsel, including retention of counsel not previously retained by the Trust) and retain any such additional expert personnel as the QLCC deems necessary (which may include empowering the CCO and/or other persons chosen by the QLCC to retain additional experts);
D. If the CCO is implicated by the Report, or for any other reason, the QLCC may determine to initiate an investigation which may be conducted by the person or persons of the QLCC’s choosing, which person or persons may include attorneys employed by the Trust or by outside counsel, including retention of counsel not previously retained by the Trust and retain any such additional expert personnel as the QLCC deems necessary (which may include empowering other persons chosen by the QLCC to retain additional experts). Such persons may be charged with creating a written report to the QLCC;
E. At the conclusion of any such investigation, to receive a report and recommend, by majority vote, that the Trust and/or the Adviser implement an appropriate response (as defined in the Rules) to evidence of a material violation and inform the Chief Compliance Officer and Chief Executive Officer of the Trust and the Board or others as deemed necessary by the QLCC of the results of such investigation and the appropriate remedial measures to be adopted; and
F. Acting by majority vote, to take all other appropriate action, including notifying the SEC in the event that the Trust and/or the Adviser fail in any material respect to implement an appropriate response (as defined in the Rules) that the QLCC has recommended to the Trust to take.
G. In all cases, the QLCC shall have full discretion, upon a majority vote of its members, to determine to inform or not to inform any or all of the Board, the Trust’s Chief Executive Officer and/or personnel employed by the Adviser of any report or investigation, with such discretion also including a decision not to inform or otherwise utilize the CCO regarding such report or investigation.
H. The QLCC has the authority and responsibility to act, by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Trust fails in any material respect to implement an appropriate response that the QLCC has recommended to the Trust.
I. The QLCC shall report to the Board on a regular basis regarding the matters that it oversees. Any such reports may take the form of an oral report by the chairperson of the QLCC or any other member of the QLCC designated by the chairperson to make the report. The presence of at least two members of the QLCC shall constitute a quorum and the QLCC may act by majority vote of those present.

VII. Records
The QLCC shall ensure that copies of any report submitted to it are retained, as well as a written record of its consideration of and response to such reports. Such records generally shall be retained by the Chief Compliance Officer, or other officer as the QLCC may designate after due consideration of the nature and content of the reports received.
VIII. Attorney Standards and Procedures
A. Persons Subject to These Procedures
These Procedures apply to attorneys who are “appearing and practicing before the SEC” in the representation of the Trust. An attorney is deemed to be “appearing and practicing before the SEC in the representation of the Funds” if the attorney is:
1.Providing legal services as an attorney for the Trust within the context of an attorney-client relationship with the Trust, whether the attorney is employed or retained by the Trust or by a service provider such as the Trust’s investment adviser (the “Adviser”); and
2.a. Transacting any business with the SEC on behalf of the Trust, including communications in any form; or
b. Representing the Trust in a SEC administrative proceeding or in connection with any SEC investigation, inquiry, information request, or subpoena; or
c. Providing advice to the Trust with respect to United States securities laws or the SEC’s rules or regulations thereunder regarding any document that the attorney has notice will be filed with or submitted to, or incorporated into any document that will be filed with or submitted to, the SEC, including the provision of such advice in the context of preparing, or participating in the preparation of, any such document; or
d. Advising the Trust as to whether information or a statement, opinion, or other writing is required under United States securities laws or the SEC’s rules or regulation thereunder to be filed with or submitted to, or incorporated into any document that will be filed with or submitted to, the SEC.
In addition, an attorney retained or directed by the Trust to investigate evidence of a material violation reported under these Procedures shall be deemed to be appearing and practicing before the SEC.
B. Reporting Obligations
If an attorney who is appearing and practicing before the SEC in the representation of the Trust becomes aware of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust, the attorney shall report such evidence to the QLCC. Information on how to contact the QLCC’s designee is set out below.
A “material violation” means a material violation of applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law.4
When it adopted the implementing rules under Section 307, the SEC did not define the term “material” but intends the term to have the same meaning that it has under the federal securities laws. In TSC Indus. v. Northway, Inc., the United States Supreme Court held that a fact is material if there is “a substantial likelihood that the . . . fact would have been viewed by the reasonable investor as having significantly altered the ‘total mix’ of information made available.” 426 U.S. 438, 449 (1976). The Supreme Court also noted that determinations of materiality require “delicate assessments of the interferences a ‘reasonable shareholder’ would draw from a given set of facts and the significance of those inferences to him . . .” Id. at 450. Materiality is ordinarily to be determined by the trier of fact in light of all of the facts and circumstances. Id. at 445.
A “breach of fiduciary duty” means any breach of fiduciary or similar duty to the issuer recognized under an applicable federal or state statute or at common law, including but not limited to misfeasance, nonfeasance, abdication of duty, abuse of trust, and approval of unlawful transactions.1
Under the Attorney Conduct Rules, an attorney becomes aware of “evidence of a material violation” if he or she has credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation has occurred, is ongoing, or is about to occur.

It is reasonable for an attorney not to conclude that there is a material violation while the attorney is in the process of inquiring or consulting with others regarding the potential violation. Such inquiry and consultation reasonably may be conducted as long as (1) a Report is timely made to the QLCC if the attorney concludes that it is reasonably likely that a material violation has occurred, is ongoing, or is about to occur, and (2) the inquiry and/or consultation do not unduly delay the submission of a Report.

17 CFR Part 205.
A Report may be made to the QLCC directly, either in person, by telephone, by e-mail, electronically, in writing or by any other means deemed appropriate by any such attorney under the circumstances. Initial reports generally shall be made to the chairperson of the QLCC, but reports may be made to any member of the QLCC, who then shall be responsible to convene the QLCC to determine an appropriate course of action.
In making a Report, the reporting attorney should explain the facts supporting his or her conclusion that he or she has become aware of evidence of a material violation by the Trust, any officer, manager, employee or agent of the Trust, as well as explain the general basis for the Report and the attorney’s concern.
By communicating such information to the Audit Committee, an attorney does not reveal client confidences or secrets or privileged or otherwise information related to the attorney’s representation of the Trust.
IX. Committee Resources
The QLCC shall have the resources to discharge all of its responsibilities, including but not limited to the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel or any other experts or advisers as determined to be necessary or appropriate without seeking approval of management of the Trust. Expenditures made by the QLCC must be presented for review by the full Board, including by a majority of its Independent Trustees, at the Board’s next regular meeting or as soon as reasonably practicable thereafter. Costs incurred by the QLCC in performing its functions under this Charter shall be borne by the Trust. Should any costs need to be allocated between Trusts for any reason, the QLCCs shall recommend to their respective Boards the appropriate allocation of such costs.

X. Contact Information for Qualified Legal Compliance Committee
The QLCC contact person is:

DoubleLine Funds Trust,
DoubleLine Income Solutions Fund
DoubleLine Opportunistic Credit Fund
DoubleLine Yield Opportunities Fund or
DoubleLine Shiller CAPE® Enhanced Income Fund

Chief Compliance Officer
333 South Grand Avenue, Suite 1800
Los Angeles, CA 90071
Tel: (213) 633-8200

History of Amendments
Adopted by the DoubleLine Funds Trust
Board of Trustees on March 25, 2010
As revised through: February 27, 2013
Reviewed and approved: May 25, 2017
Reviewed and approved: November 21, 2019
Reviewed and approved: August 19, 2021

Adopted by the DoubleLine Income Solutions Fund
Board of Trustees on February 27, 2013
Reviewed and approved: May 25, 2017
Reviewed and approved: November 21, 2019
Reviewed and approved: August 19, 2021

Adopted by the DoubleLine Opportunistic Credit Fund
Board of Trustees on August 24, 2011
As revised through: February 27, 2013
Reviewed and approved: May 25, 2017
Reviewed and approved: November 21, 2019
Reviewed and approved: August 19, 2021

Adopted by the DoubleLine Opportunistic Yield Opportunities Fund
Board of Trustees on November 21, 2019
Reviewed and approved: August 19, 2021

Adopted by the DoubleLine Shiller CAPE® Enhanced Income Fund
Board of Trustees on August 19, 2021

FORM OF REQUEST LETTER TO OUTSIDE ATTORNEYS OR LAW FIRMS
[name of firm]
[address]
[address]

Dear Sir or Madame:

It is our understanding that [DoubleLine Funds Trust, DoubleLine Income Solutions Fund, DoubleLine Opportunistic Credit Fund, DoubleLine Yield Opportunities Fund, or DoubleLine Shiller CAPE® Enhanced Income Fund, as applicable] (the “Trust”) has engaged your firm to provide legal counsel to the Trust relating to U.S. securities laws or to represent the Trust before the Securities and Exchange Commission (“SEC”). In this connection, I have enclosed a copy of the Trust’s Qualified Legal Compliance Committee Charter setting out procedures for attorney conduct (the “Procedures”). These Procedures outline the responsibilities of an attorney providing legal services to the Trust under Section 307 of the Sarbanes-Oxley Act of 2002 and applicable SEC rules and establish the procedures by which such an attorney should report a material violation of the securities laws, breach of fiduciary duty or similar violation by the Trust.

We expect that your attorneys will comply fully with these Procedures and the SEC’s rules on the standards of professional conduct for attorneys appearing and practicing before the SEC (“SEC Attorney Conduct Rules”). In addition, we specifically request that your firm:

1. Provide us with a written statement agreeing to notify and consult the Qualified Legal Compliance Committee of the Board of Trustees of the Trust (the “Committee”) in the event that, subject to your reasonable discretion and ethical obligations, an attorney believes that a formal report to the Committee is warranted under the SEC Attorney Conduct Rules and/or the Procedures;

2. Confirm that the firm has in place policies reasonably designed to promote compliance with the SEC Attorney Conduct Rules.

Please direct your response to this request and any questions or inquiries you may have to the Committee at: Chief Compliance Officer:
[DoubleLine Funds Trust]
[DoubleLine Income Solutions Fund]
[DoubleLine Opportunistic Credit Fund]
[DoubleLine Yield Opportunities Fund]
[DoubleLine Shiller CAPE® Enhanced Income Fund]

Chief Compliance Officer
333 South Grand Avenue, Suite 1800
Los Angeles, CA 90071
Tel: (213) 633-8200.

Sincerely,
_______________________
Committee contact

[DoubleLine Funds Trust]
[DoubleLine Income Solutions Fund]
[DoubleLine Opportunistic Credit Fund]
[DoubleLine Yield Opportunities Fund]
[DoubleLine Shiller CAPE® Enhanced Income Fund]

Exhibit B to Proxy Statement
Report of Audit Committees
of the Boards of Trustees of
DoubleLine Opportunistic Credit Fund
DoubleLine Income Solutions Fund
DoubleLine Yield Opportunities Fund
Dated November 14, 2023

The Audit Committee of DBL (the “DBL Committee”) has reviewed and discussed with DBL’s management the audited financial statements for the fiscal year ended September 30, 2023. The DBL Committee has discussed with Deloitte & Touche LLP (“Deloitte”), DBL’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380).

The Audit Committee of DSL (the “DSL Committee”) has reviewed and discussed with DSL’s management the audited financial statements for the fiscal year ended September 30, 2023. The DSL Committee has discussed with Deloitte, DSL’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380).

The Audit Committee of DLY (the “DLY Committee”) has reviewed and discussed with DLY’s management the audited financial statements for the fiscal year ended September 30, 2023. The DLY Committee has discussed with Deloitte, DLY’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380).

The DBL Committee, the DSL Committee, and the DLY Committee have received the written disclosures and the letters from Deloitte required by Rule 3526 of the Public Company Accounting Oversight Board (requiring auditors to make written disclosure to and discuss with the DBL Committee, the DSL Committee, or the DLY Committee, as applicable, various matters relating to the independent registered public accounting firm’s independence), and have discussed with Deloitte its independence.

Based on the foregoing review and discussions, the DBL Committee, the DSL Committee, and the DLY Committee each present this Report to its respective Board and recommends that the audited financial statements of DBL, DSL, and DLY, respectively, for the fiscal year ended September 30, 2023 be included in the applicable Fund’s Annual Report to shareholders for such fiscal year.
Submitted by the Audit Committees of the Boards of Trustees:

Joseph J. Ciprari
John C. Salter
Raymond B. Woolson

Exhibit C to Proxy Statement

DOUBLELINE FUNDS TRUST
DOUBLELINE INCOME SOLUTIONS FUND
DOUBLELINE OPPORTUNISTIC CREDIT FUND
DOUBLELINE YIELD OPPORTUNITIES FUND
DOUBLELINE SHILLER CAPE® ENHANCED INCOME FUND

NOMINATING COMMITTEE CHARTER
AUGUST 2023
Mission Statement

The Boards of Trustees (each, a “Board” and, collectively, the “Boards”) of each of the DoubleLine Funds Trust, the DoubleLine Income Solutions Fund, the DoubleLine Opportunistic Credit Fund, the DoubleLine Yield Opportunities Fund and the DoubleLine Shiller CAPE® Enhanced Income Fund (each, a “Trust” and collectively, the “Trusts”) have adopted this charter to govern the activities of the Nominating Committees of the Boards (each, a “Nominating Committee” and, collectively, the “Nominating Committees”). This Charter applies separately to each Trust, and each series thereof, if any, and the Board and Nominating Committee of each, and shall be interpreted accordingly.

The Nominating Committee is a committee of each Board created to assist the Board in fulfilling its duty to fill vacancies in the Board. The Nominating Committee of each Trust will supervise the nominations and elections of the independent trustees of such Trust.

The scope of the Nominating Committee’s responsibilities and its structure, process and membership requirements are set forth in this charter (the “Charter”).

Organization

The membership of the Nominating Committee shall consist of at least two trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (“Independent Trustees”), who shall be designated by the full Board. The presence of any two members of a Nominating Committee shall represent a quorum and a majority vote of those present shall be sufficient to take any action. Only Independent Trustees may serve on a Nominating Committee.

A majority of the Independent Trustees may appoint and/or replace Nominating Committee members from time to time. The Nominating Committee may designate one member to serve as Chair of the Nominating Committee but need not make such a designation. The Nominating Committee members shall serve until their resignation or removal by a majority of the Independent Trustees.

The Nominating Committee shall report to the Board of Trustees as to the results of its meetings and activities.

Authority and Responsibilities

The Nominating Committee, in discharging its responsibilities under this Charter, may, in addition to other actions it deems appropriate, consider taking one or more of the actions described below:

1. To make nominations for Independent Trustee membership on the Board. Potential nominees may be considered in light of any factor the Committee members deem relevant, including their professional experience, education, skill, collegiality and other individual qualities and attributes that contribute to Board diversity, as well as based on any Trustee or Independent Trustee qualifications that may be applicable to a Trust.

2. For DoubleLine Funds Trust, to consider nominee candidates properly submitted in accordance with Appendix A attached hereto2 by shareholders of the Trust on the same basis as it considers and evaluates candidates recommended by other sources; and for each of DoubleLine Income Solutions Fund, DoubleLine Opportunistic Credit Fund, DoubleLine Yield Opportunities Fund and DoubleLine Shiller CAPE® Enhanced Income Fund, to consider nominee candidates properly submitted in accordance with the Trust’s bylaws (as in effect at the time of the submission) and with Appendix B attached hereto by shareholders of the Trust on the same basis as it considers and evaluates candidates recommended by other sources.

3. To review Nominating Committee Chair assignments and Nominating Committee assignments periodically.

4. To consider the structure, operations and effectiveness of the Nominating Committee and review this Charter periodically.

5. To meet as frequently and at such times as circumstances dictate.

6. To hire (and compensate) from time to time independent counsel and any other expert deemed necessary by the Nominating Committee to perform its duties.

The Nominating Committee shall have the resources to discharge all of its responsibilities, including but not limited to the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel or any other advisers determined to be necessary or appropriate without seeking approval of management of the Trust. Expenditures made by the Nominating Committee must be presented for review by the full Board, including by a majority of its Independent Trustees, at the Board’s next regular meeting or as soon as reasonably practicable thereafter. Costs incurred by the Nominating Committee in performing its functions under this Charter shall be borne by the Trust. Should any costs need to be allocated between two or more of the Trusts for any reason, the Nominating Committees shall recommend to their respective Boards the appropriate allocation of such costs.

Records

The Nominating Committee shall retain copies of any report submitted to it and a written record of its consideration of and response to such reports.

2 Appendix A has been omitted from this proxy statement as it does not relate to the Funds.

Adopted by the DoubleLine Funds Trust
Board of Trustees on March 25, 2010, as amended August 25, 2011
Revised and Approved: February 27, 2013
Revised and Approved: November 21, 2019
Revised and Approved: August 19, 2021

Adopted by the DoubleLine Income Solutions Fund
Board of Trustees on February 27, 2013
Revised and Approved: November 21, 2019
Revised and Approved: August 19, 2021
Revised and Approved: August 28, 2023

Adopted by the DoubleLine Opportunistic Credit Fund
Board of Trustees on August 24, 2011
Revised and Approved: February 27, 2013
Revised and Approved: November 2019
Revised and Approved: August 19, 2021
Revised and Approved: August 28, 2023

Adopted by the DoubleLine Yield Opportunities Fund
Board of Trustees on November 21, 2019
Revised and Approved: August 19, 2021
Revised and Approved: August 28, 2023

Adopted by the DoubleLine Shiller CAPE® Enhanced Income Fund
Board of Trustees on August 19, 2021
Revised and Approved: August 28, 2023

Appendix B

Procedures for Shareholders to Submit Nominee Candidates

(As of August 24, 2011, as amended February 27, 2013,
August 19, 2021 and August 28, 2023)

A shareholder of the Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.The shareholder must submit any such recommendation (a “Shareholder Notice”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.The Shareholder Notice must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than ninety (90) calendar days nor more than one hundred and twenty (120) calendar days prior to the first anniversary date of the prior year’s annual meeting; provided however, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty (30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Annual Meeting Date”), such Shareholder Notice must be given in the manner provided herein by the later of the close of business on (i) the date ninety (90) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed, or such other deadlines as may apply to shareholder nominations under the “Advance Notice of Shareholder Nominees for Trustees and Other Shareholder Proposals” provision of the Trust’s Bylaws, as in effect at the time of the recommendation.

Any shareholder desiring to nominate any person or persons (as the case may be) for election as a Trustee or Trustees of the Trust shall deliver, as part of such Shareholder Notice: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series, if applicable, and number of all shares of the Trust owned of record or beneficially by each such person or persons and any Proposed Nominee Associated Person (as defined below); (C) any information regarding each proposed nominee required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any information regarding the person or persons to be nominated and any Proposed Nominee Associated Person that would be required to be disclosed (if such proposed nominee were a nominee) in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of Trustees or directors in an election contest (even if an election contest is not involved) pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; (E) whether such shareholder believes any proposed nominee is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) and, if not an “interested person,” information regarding each proposed nominee that will be sufficient for the Trust to make such determination, including information with respect to each relationship set forth in Section 2(a)(19) of the 1940 Act that may cause a proposed nominee to be an “interested person” or a representation that no such relationship exists; (F) any information as to whether and the extent to which any derivative instrument, swap, option, warrant, short position, hedge or profit interest or other transaction, agreement, arrangement or understanding has been entered into or made by or on behalf of any proposed nominee, or any Proposed Nominee Associated Person, with respect to shares; (G) any information as to whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been entered into or made by or on behalf of any proposed nominee, or any Proposed Nominee Associated Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of share price changes for, such proposed nominee, or any Proposed Nominee Associated Person, or to increase or decrease the voting power or pecuniary or economic interest of such proposed nominee, or any Proposed Nominee Associated Person, with respect to shares; (H) information to establish to the satisfaction of the Trustees that each proposed nominee satisfies the Trustee qualifications as set out in the Trust’s Bylaws, including, where applicable, the additional qualifications for Independent Trustees set forth in Section 2.l(b) of the Trust’s Bylaws; and (I) a representation as to whether each proposed nominee meets all applicable legal requirements relevant to service as a Trustee or a Committee member, including, but not limited to, the rules adopted by the principal listing exchange (if any) upon which shares are listed, Rule 10A-3 under the Exchange Act (or any successor provision thereto), Article 2-01 of Regulation S-X under the Exchange Act with respect to the Trust’s independent registered public accounting firm (or any successor provision thereto), and any other criteria established by the 1940 Act or other applicable law related to service as a trustee of a management investment company or the permitted composition of the board of trustees of a management investment company, together with information regarding each proposed nominee that will be sufficient, in the discretion of the Trustees, to evaluate such representation; (ii) the written and signed consent of the person or persons to be nominated to be named as nominees and to serve as Trustees if elected; and (iii) a brief description of each proposed nominee’s relevant background and experience for membership on the Board of Trustees, such as qualification as an audit committee financial expert. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee. Any such Shareholder Notice must be accompanied by a written agreement signed by each proposed nominee by which such proposed nominee shall agree to any Board Conduct Policies adopted by the Trustees pursuant to Section 2.2 of the Trust’s Bylaws; refusal by a proposed nominee to agree in writing to any such Board Conduct Policies shall render the nomination ineffective for failure to satisfy the requirements of the Trust’s Bylaws. Any Shareholder Notice required by this Section 10.7(c) in respect of a proposal to fix the number of Trustees shall also set forth a description of and the text of the proposal, which description and text shall state a fixed number of Trustees that otherwise complies with applicable law, the Trust’s Bylaws and the Declaration of Trust.

Without limiting the foregoing, any shareholder who gives a Shareholder Notice of any matter proposed to be brought before a shareholder meeting (whether or not involving nominees for Trustees) shall deliver, as part of such Shareholder Notice: (i) the description of and text of the proposal to be presented; (ii) a brief written statement of the reasons why such shareholder favors the proposal; (iii) such shareholder’s name and address as they appear on the Trust’s books; (iv) any information relating to the shareholder and any Shareholder Associated Person (as defined below) that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies in a proxy contest (even if a proxy contest is not involved) with respect to the matter(s) proposed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; (v) the class or series, if applicable, and number of all shares of the Trust owned beneficially and of record by such shareholder and any Shareholder Associated Person; (vi) any material interest of such shareholder or any Shareholder Associated Person in the matter proposed (other than as a shareholder); (vii) a representation that the shareholder intends to appear in person or by proxy at the shareholder meeting to act on the matter(s) proposed; (viii) a complete description of all agreements, arrangements or understandings (whether written or oral) between the shareholder or any Shareholder Associated Person, and each proposed nominee and/or any other person or persons (including their names) pursuant to which the nomination(s) or proposal(s) are to be made by the shareholder; (ix) in the case of a shareholder who is a Beneficial Owner, evidence establishing such Beneficial Owner’s indirect ownership of, and entitlement to vote, the shares at the meeting of shareholders; (x) any information as to whether and the extent to which any derivative instrument, swap, option, warrant, short position, hedge or profit interest or other transaction, agreement, arrangement or understanding has been entered into or made by or on behalf of such shareholder, or any Shareholder Associated Person, with respect to Shares; and (xi) any information as to whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been entered into or made by or on behalf of such shareholder, or any Shareholder Associated Person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of share price changes for, such shareholder, or any Shareholder Associated Person, or to increase or decrease the voting power or pecuniary or economic interest of such shareholder, or any Shareholder Associated Person, with respect to shares. As used herein, shares “beneficially owned” shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

For purposes of the foregoing, a “Proposed Nominee Associated Person” of any proposed nominee shall mean (a) any person acting in concert with such proposed nominee, (b) any direct or indirect beneficial owner of shares owned of record or beneficially by such proposed nominee or any person acting in concert with the proposed nominee, (c) any person controlling, controlled by or under common control with such proposed nominee or a Proposed Nominee Associated Person, and (d) any member of the immediate family of such proposed nominee or a Proposed Nominee Associated Person. A “Shareholder Associated Person” of any shareholder shall mean (a) any person acting in concert with such shareholder, (b) any direct or indirect beneficial owner of shares owned of record or beneficially by such shareholder or any person acting in concert with such shareholder, (c) any person controlling, controlled by or under common control with such shareholder or a Shareholder Associated Person, and (d) any member of the immediate family of such shareholder or Shareholder Associated Person.

DOUBLELINE
C/O US BANCORP FUND SERVICES, LLC
MK-WI T4
777 E. WISCONSIN AVENUE FLOOR 4
MILWAUKEE, WI 53202

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V27129-P02422

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PROPOSAL

Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:	**For**	**Withhold**
1a. Yury Friedman (Class III)	☐	☐
1b. Ronald R. Redell (Class III)	☐	☐

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [Joint Owners] Date

Please monitor the Fund's website for updated information regarding the Annual Meeting.

V27130-P02422

DOUBLELINE OPPORTUNISTIC CREDIT FUND
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of common shares of DoubleLine Opportunistic Credit Fund, a Massachusetts business trust (the "Fund"), hereby appoints Ronald R. Redell, Henry V. Chase, Earl A. Lariscy, Cris Santa Ana, Adam Rossetti, and Youse Guia, or any of them, as proxies for the undersigned, with full power of substitution in each of them, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the Fund that the undersigned is entitled to cast at the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at JW Marriott Tampa, Westshore Conference Room, 510 Water St, Tampa, FL 33602, on February 22, 2024 at 10:00 a.m. Eastern Time, or at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

DOUBLELINE
C/O US BANCORP FUND SERVICES, LLC
MK-WI T4
777 E. WISCONSIN AVENUE FLOOR 4
MILWAUKEE, WI 53202

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V27131-P02422

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PROPOSAL

Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:	**For**	**Withhold**
1a. Yury Friedman (Class II)	☐	☐
1b. Ronald R. Redell (Class II)	☐	☐

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Please monitor the Fund's website for updated information regarding the Annual Meeting.

V27132-P02422

DOUBLELINE INCOME SOLUTIONS FUND
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of common shares of DoubleLine Income Solutions Fund, a Massachusetts business trust (the "Fund"), hereby appoints Ronald R. Redell, Henry V. Chase, Earl A. Lariscy, Cris Santa Ana, Adam Rossetti, and Youse Guia, or any of them, as proxies for the undersigned, with full power of substitution in each of them, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the Fund that the undersigned is entitled to cast at the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at JW Marriott Tampa, Westshore Conference Room, 510 Water St, Tampa, FL 33602, on February 22, 2024 at 10:00 a.m. Eastern Time, or at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

DOUBLELINE
C/O US BANCORP FUND SERVICES, LLC
MK-WI T4
777 E. WISCONSIN AVENUE FLOOR 4
MILWAUKEE, WI 53202

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website **www.proxyvote.com or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V27133-P02422

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

PROPOSAL

Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees.

1. Nominees:	**For**	**Withhold**
1a. Yury Friedman (Class I)	☐	☐
1b. Ronald R. Redell (Class I)	☐	☐

2. To vote and otherwise represent the undersigned on any other business that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof, in the discretion of the proxy holder(s).

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ABOVE, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" SUCH PROPOSAL.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE.

Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Please monitor the Fund's website for updated information regarding the Annual Meeting.

V27134-P02422

DOUBLELINE YIELD OPPORTUNITES FUND
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned holder of common shares of DoubleLine Yield Opportunities Fund, a Massachusetts business trust (the "Fund"), hereby appoints Ronald R. Redell, Henry V. Chase, Earl A. Lariscy, Cris Santa Ana, Adam Rossetti, and Youse Guia, or any of them, as proxies for the undersigned, with full power of substitution in each of them, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the common shares of the Fund that the undersigned is entitled to cast at the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") to be held at JW Marriott Tampa, Westshore Conference Room, 510 Water St, Tampa, FL 33602, on February 22, 2024 at 10:00 a.m. Eastern Time, or at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.